UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials.
☐	Soliciting Material under § 240.14a-12.

Precision BioSciences, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

302 East Pettigrew Street, Suite A-100 Durham, North Carolina 27701

April 15, 2025
Dear Fellow Stockholders:
On behalf of the Board of Directors, I cordially invite you to attend the 2025 annual meeting of stockholders (the “Annual Meeting”) of Precision BioSciences, Inc. (the “Company”), which will be held on Wednesday, May 28, 2025, beginning at 11:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting. We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials over the Internet expedites stockholders’ receipt of proxy materials, lowers costs and reduces the environmental impact of the Annual Meeting.
Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the Annual Meeting via the Internet. Please vote electronically over the Internet, by telephone or by returning your signed proxy card in the envelope provided. You may also vote your shares online during the Annual Meeting. Instructions on how to vote while participating at the meeting live via the Internet are posted at www.virtualshareholdermeeting.com/DTIL2025.
On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.
/s/ Kevin J. Buehler
Kevin J. Buehler
Chair of the Board
This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 15, 2025.

302 East Pettigrew Street, Suite A-100 Durham, North Carolina 27701

Notice of Annual Meeting of Stockholders
to be Held on May 28, 2025

DATE & TIME Wednesday, May 28, 2025 11:00 a.m. Eastern Time

WHERE Virtual Meeting via live webcast www.virtualshareholdermeeting.com/ DTIL2025

RECORD DATE April 8, 2025

ITEMS TO BE VOTED ON
1
To elect Kevin J. Buehler and Shari Lisa Piré as Class III directors to hold office until the Company’s annual meeting of stockholders to be held in 2028 and until their respective successors have been duly elected and qualified.

2	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025.
3	Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers (commonly referred to as the “say-on-pay vote”).
4	Approval, on an advisory (non-binding) basis, of the frequency of future say-on-pay votes.
5	Approval of an amendment to our Certificate of Incorporation to reflect changes in Delaware law regarding officer exculpation.
6	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business are described in the Proxy Statement that follows this notice. Holders of record of our common stock as of the close of business on April 8, 2025 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.
Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Please promptly vote your shares by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.
By Order of the Board of Directors
/s/ Dario Scimeca
Dario Scimeca
General Counsel and Secretary
Durham, North Carolina
April 15, 2025
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting: This Proxy Statement and our Annual Report are available free of charge at www.proxyvote.com.

PROXY STATEMENT
For the Annual Meeting of Stockholders to be Held on May 28, 2025
This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2024 (the “Annual Report” and, together with this Proxy Statement, the “proxy materials”) are being furnished in connection with the solicitation by and on behalf of the board of directors (the “Board” or “Board of Directors”) of Precision BioSciences, Inc. (the “Company,” “Precision,” “we,” “us,” or “our”), in connection with our 2025 annual meeting of stockholders (the “Annual Meeting”). The Notice of Annual Meeting and this Proxy Statement are first being distributed or made available, as the case may be, on or about April 15, 2025.
General Information About the Annual Meeting and Voting
Q:	When and where will the Annual Meeting be held?
A:
The Annual Meeting will be held on Wednesday, May 28, 2025 at 11:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/DTIL2025 and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on April 8, 2025 (the “Record Date”).

Q:	What are the purposes of the Annual Meeting?
A:	The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:
•	Proposal No. 1: Election of the director nominees listed in this Proxy Statement.
•	Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025.
•	Proposal No. 3: Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers (commonly referred to as the “say-on-pay vote”).
•	Proposal No. 4: Approval, on an advisory (non-binding) basis, of the frequency of future say-on-pay votes.
•	Proposal No. 5: Approval of an Amendment to Our Certificate of Incorporation to Reflect Changes in Delaware Law Regarding Officer Exculpation.
Q:	Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?
A:
At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Precision BioSciences, Inc.	1	2025 Proxy Statement

Q:	What does it mean if I receive more than one set of proxy materials?
A:
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Q:	Who is entitled to vote at the Annual Meeting?
A:
Holders of record of shares of our common stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof.

At the close of business on the Record Date, there were 10,550,053 shares of our common stock issued and outstanding and entitled to vote. Each share of our common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 11:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m., Eastern Time, and you should allow ample time for the check-in procedures.

Q:	What is the difference between being a “record holder” and holding shares in “street name”?
A:
A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

Q:	What do I do if my shares are held in “street name”?
A:
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

Q:	How many shares must be present to hold the Annual Meeting?
A:
A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the Company’s capital stock issued and outstanding and entitled to vote, present electronically or represented by proxy constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

Precision BioSciences, Inc.	2	2025 Proxy Statement

Q:	What are “broker non-votes”?
A:
A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion. Proposals No. 1, No. 3, No. 4, and No. 5 are considered non-discretionary matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposals. Proposal No. 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

Q:	What if a quorum is not present at the Annual Meeting?
A:
If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present electronically or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

Q:	How do I vote my shares without attending the Annual Meeting?
A:	We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:
•	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card; or
•	by Mail—You can vote by mail by signing, dating and mailing the proxy card.
Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 27, 2025.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

Q:	How can I attend and vote at the Annual Meeting?
A:
We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/DTIL2025. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/DTIL2025.
•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/DTIL2025 on the day of the Annual Meeting.
•	Webcast starts at 11:00 a.m., Eastern Time.
•	You will need your 16-Digit Control Number to enter the Annual Meeting.
•	Stockholders may submit questions while attending the Annual Meeting via the Internet.

Precision BioSciences, Inc.	3	2025 Proxy Statement

To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

Q:	What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
A:
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Q:	How does the Board recommend that I vote?
A:	The Board recommends that you vote:
•	FOR the nominees to the Board set forth in this Proxy Statement.
•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025.
•	FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.
•	1 YEAR for the frequency of future advisory (non-binding) say-on-pay votes.
•	FOR the approval of an amendment to our Certificate of Incorporation to reflect changes in Delaware law regarding officer exculpation.

Precision BioSciences, Inc.	4	2025 Proxy Statement

Q:	How many votes are required to approve each proposal?
A:	The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed	Impact of Broker Non-Votes
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	No(2)	None(6)
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(3)	Yes(4)	None(4)
Proposal No. 3: Approval, on an Advisory (Non-Binding) Basis, of the Compensation of Our Named Executive Officers	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(3)	No(2)	None(6)
Proposal No. 4: Approval, on an Advisory (Non-Binding) Basis, of the Frequency of Future Advisory Votes on Compensation of our Named Executive Officers
The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon. If no frequency receives the foregoing vote, then we will consider the option of 1 YEAR, 2 YEARS or 3 YEARS that receives the highest number of votes cast to be the frequency recommended by stockholders.
		“1 YEAR” “2 YEARS” “3 YEARS” “ABSTAIN”	None(3)	No(2)	None(6)
Proposal No. 5: Approval of an Amendment to Our Certificate of Incorporation to Reflect Changes in Delaware Law Regarding Officer Exculpation	The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote on this proposal.	“FOR” “AGAINST” “ABSTAIN”	Will count as a vote “against”(5)	No(2)	Will count as a vote “against”(5)

(1)	Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.
(2)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(3)	Abstentions are not counted as “votes cast” and thus will have no effect on the approval of this proposal.
(4)
As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal. Because brokers have discretionary authority to vote on such matter, we do not expect any broker non-votes in connection with Proposal 2.

(5)
Abstentions, votes withheld, and broker non-votes will not be included in the numerator (since they are not affirmative votes) but will be included in the denominator (since they are shares “entitled to vote”). Therefore, abstentions, votes withheld, and broker non-votes will have the effect of a vote “against” the proposal.

(6)	A Broker Non-Vote is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

Precision BioSciences, Inc.	5	2025 Proxy Statement

Q:	What if I do not specify how my shares are to be voted?
A:
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Q:	Who will count the votes?
A:	Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.
Q:	Can I revoke or change my vote after I submit my proxy?
A:	Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:
•	sending a written statement to that effect to the attention of our General Counsel and Secretary at our corporate offices, provided such statement is received no later than May 28, 2025;
•	voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on May 27, 2025;
•	submitting a properly signed proxy card with a later date that is received no later than May 27, 2025; or
•	attending the Annual Meeting, revoking your proxy and voting again.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy online at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote online at the Annual Meeting.

Q:	Who will pay for the cost of this proxy solicitation?
A:
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Q:	Why hold a virtual meeting?
A:
We wish to continue using the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. Furthermore, we believe that a virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

Precision BioSciences, Inc.	6	2025 Proxy Statement

Q:	Will I be able to ask questions at the Annual Meeting?
A:
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted during the meeting and that relate to the matters to be voted on. We intend to reserve up to 10 minutes before the closing of the polls to address questions submitted. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How can I attend and vote at the Annual Meeting?” will be able to submit questions during the Annual Meeting. Additionally, our Annual Meeting will follow “Rules of Conduct,” which will be available on our Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”). Under these Rules of Conduct, a stockholder may ask up to two questions, and we will not address questions that are, among other things:

•	irrelevant to the business of the Company or to the business of the Annual Meeting;
•	related to the status or conduct of our development programs beyond that which is contained in our prior public disclosures;
•	related to material non-public information of the Company;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of statements already made by another stockholder;
•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Annual Meeting or the Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How can I attend and vote at the Annual Meeting?”.

Precision BioSciences, Inc.	7	2025 Proxy Statement

PROPOSAL NO. 1
Election of Directors
Board Size and Structure
Our amended and restated certificate of incorporation, as currently in effect (“Certificate of Incorporation”) provides that the number of directors shall be established from time to time by our Board of Directors. We currently have six directors serving on the Board.
Our Certificate of Incorporation provides that the Board be divided into three classes, designated as Class I, Class II and Class III. Each class should consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. Each class of directors must stand for re-election no later than the third annual meeting of stockholders subsequent to their initial appointment or election to the Board, provided that the term of each director will continue until the election and qualification of his or her successor and is subject to his or her earlier death, resignation or removal. Generally, vacancies or newly created directorships on the Board will be filled only by vote of a majority of the directors then in office and will not be filled by the stockholders, unless the Board determines by resolution that any such vacancy or newly created directorship will be filled by the stockholders. A director appointed by the Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, resignation or removal.
Current Directors and Terms
Our current directors and their respective classes and terms are set forth below.

Class III Director - Current Term Ending at 2025 Annual Meeting	Class I Director - Current Term Ending at 2026 Annual Meeting	Class II Director - Current Term Ending at 2027 Annual Meeting
Kevin J. Buehler	Melinda Brown	Michael Amoroso
Shari Lisa Piré	Geno Germano	Stanley R. Frankel, M.D.

Nominees for Director
Kevin J. Buehler and Shari Lisa Piré have been nominated by the Board to stand for election. As directors assigned to Class III, Mr. Buehler and Ms. Piré’s current terms of service will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Mr. Buehler and Ms. Piré will each serve for a term expiring at our annual meeting of stockholders to be held in 2028 (the “2028 Annual Meeting”) and the election and qualification of their successors or until their earlier death, resignation or removal. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that either nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that either nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that no nominees as results from the inability of either nominee to serve. The Board has no reason to believe that either of the nominees will be unable to serve.
Board Recommendation

The Board of Directors unanimously recommends a vote FOR the election of each of Mr. Buehler and Ms. Piré as a Class III director to hold office until the 2028 Annual Meeting and until his or her respective successor has been duly elected and qualified.

Precision BioSciences, Inc.	8	2025 Proxy Statement

Information About Board Nominees and Continuing Directors
The following pages contain certain biographical information as of April 15, 2025 for each nominee for director and each director whose term as a director will continue after the Annual Meeting, including all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director or nominees currently serves as a director or has served as a director during the past five years.
We believe that all of our directors and the nominees have or display: personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees, as applicable; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders.

Precision BioSciences, Inc.	9	2025 Proxy Statement

Nominees for Election to Three-Year Terms Expiring No Later than the 2028 Annual Meeting

Class III Directors	Age	Director Since	Current Position at Precision
Kevin J. Buehler	67	2019	Chair of the Board
Shari Lisa Piré	60	2021	Director

Kevin J. Buehler Chair of the Board
Kevin J. Buehler has served on our Board of Directors since November 2019 and, in November 2020, was appointed Chair of the Board, after serving as the Interim Chair of the Board from March 2020 to November 2020.

CAREER HIGHLIGHTS
Alcon Laboratories, Inc.
Mr. Buehler has over 30 years of experience in the healthcare industry, most recently serving as the Division Head of Alcon Laboratories, Inc., a division of Novartis AG, a multinational pharmaceutical company, from April 2011 until his retirement in May 2014. Prior to that, from April 2009 to April 2011, he served as the Chief Executive Officer and President of Alcon Inc., after having served from 2007 to 2009 as Alcon Inc.’s Senior Vice President, Global Markets and Chief Marketing Officer and, from 2005 to 2007, as its Senior Vice President of the U.S. market and the Chief Marketing Officer. Mr. Buehler began his career with Alcon, Inc. in August 1984.

QUALIFICATIONS
Mr. Buehler holds a B.A. degree from Carroll University in Waukesha, WI, with concentrations in Business Administration and Political Science, and is a graduate of the Harvard Executive Program for Management Development. Mr. Buehler also currently serves on the Read Fort Worth non-profit board of directors. We believe that Mr. Buehler’s more than 30 years of experience in the healthcare industry, including both executive and board roles, qualifies him to serve as a member of our Board of Directors.

Shari Lisa Piré Director
Shari Lisa Piré has served on our Board of Directors since November 2021. Ms. Piré has more than 20 years of experience as a trusted advisor to public and private companies and their owners.

CAREER HIGHLIGHTS
Plume Design, Inc.
Since May 2021, Ms. Piré has served as the Chief Legal & Sustainability Officer at Plume Design, Inc. (“Plume”), offering an open and hardware-independent Software as-a-Service delivery platform for smart homes, small businesses and beyond, using Wi-Fi, AI and machine learning to create the future of commercial spaces and human experience. Ms. Piré is the Chief Privacy Officer and serves on the privacy governance committee overseeing cybersecurity at Plume

Cognate BioServices, Inc.
From April 2015 to April 2021, Ms. Piré served as Chief Legal Officer for Cognate BioServices, Inc. (“Cognate”), a biotechnology contract development and manufacturing organization (“CDMO”). An instrumental member of the senior leadership team for Cognate, Ms. Piré effectively led and negotiated all transactions across each stage of the business’s evolution from small startup to its eventual sale to Charles River Laboratories.

Cobra Biologics Ltd.
From January 2020 to April 2021, Ms. Piré served as a board member of Cobra Biologics Ltd., a gene therapy-focused CDMO that Cognate acquired under her leadership.

QUALIFICATIONS
Ms. Piré holds a B.A. in French Literature from the University of California at Irvine and a Juris Doctor, magna cum laude, from New York Law School. Ms. Piré served as Editor of the New York Law School Law Review and is admitted to the New York and D.C. Bars. We believe that Ms. Piré’s more than 20 years of experience providing legal and compliance advice to companies, including in the life sciences industry, qualifies her to serve on our Board of Directors.

Precision BioSciences, Inc.	10	2025 Proxy Statement

Class I Directors Whose Terms Expire at the 2026 Annual Meeting of Stockholders

Class I Director	Age	Served as a Director Since	Current Positions with Precision
Melinda Brown	68	2022	Director
Geno Germano	64	2020	Director

Melinda Brown Director
Melinda Brown has served on our Board of Directors since May 2022 and is Chair of the Board’s audit committee. Ms. Brown is a financial expert with proven experience leading accounting, finance and enterprise risk management teams in large, public companies.

CAREER HIGHLIGHTS
Tapestry, Inc.
Ms. Brown most recently served as Senior Vice President and Controller of Tapestry, Inc. from September 2012 until her retirement in March 2019. In this capacity, she led, redefined and enhanced the global control function, as well as participated as a key member in the leadership team supporting Tapestry’s significant growth initiatives, including the acquisition and integration of Kate Spade and Stuart Weitzman brands and their multi-functional SAP implementation.

PepsiCo, Inc.
Prior to Tapestry, Ms. Brown spent 30 years with PepsiCo, Inc. with her most recent role as Senior Vice President, Global Financial Shared Services and Productivity where she led North American shared services centers, developed PepsiCo’s global finance outsourcing strategy and coordinated global efforts by the Company to deliver multi-year productivity commitments.

Ms. Brown is Chair Emeritus of The University of Connecticut Foundation Board of Directors where she previously served as their audit committee Chair and member of their executive and finance committees.

Ms. Brown began her career at Coopers Lybrand followed by the Financial Accounting Standards Board.

QUALIFICATIONS
Ms. Brown received a Bachelor of Science in Accounting and a Master of Business Administration from the University of Connecticut. She is a Certified Public Accountant and member of the American Institute of CPAs and Connecticut Society of CPAs. We believe that Ms. Brown’s extensive expertise in accounting, finance and enterprise risk management and leadership roles at public companies qualifies her to serve on our Board of Directors.

Geno Germano Director
Geno Germano has served as a member of our Board of Directors since March 2020.

CAREER HIGHLIGHTS
Elucida Oncology, Inc.
From August 2018 until his retirement in June 2024, Mr. Germano served as President and Chief Executive Officer and a board member of Elucida Oncology, Inc. (“Elucida”), a biotechnology company. As President and CEO of Elucida, Mr. Germano led strategic efforts to utilize Elucida’s ultrasmall C-dot cancer targeting particle platform across diagnostic imaging, surgical and therapeutic applications.

Intrexon Corporation
Mr. Germano served as President of Intrexon Corporation (“Intrexon”), a leader in engineering and industrialization of biology, from June 2016 to March 2017.

Pfizer Inc.
Prior to joining Intrexon, from February 2014 to February 2016, Mr. Germano was Group President of the Global Innovative Pharma Business of Pfizer Inc. (“Pfizer”), where he led a growing global $14 billion business with market-leading medicines and an extensive portfolio of late-stage development candidates in several therapeutic areas including cardiovascular, metabolic disease, neuroscience, inflammation, immunology, and rare diseases. Mr. Germano was also Co-Chair of the Portfolio Strategy and Investment Committee at Pfizer, focused on maximizing the return on research and development investment across the Pfizer portfolio from 2013 to 2016. From 2009 through 2013, Mr. Germano served as President and General Manager of Pfizer’s Specialty Care and Oncology business units where he led commercial, medical, and post proof-of-concept pipeline strategy and development across global markets.

Mr. Germano serves on the board of directors of Sage Therapeutics, Inc. Mr. Germano previously served on the boards of Bioverativ, Inc and The Medicines Company. From 2008 to 2018, Mr. Germano was a Trustee of the Albany College of Pharmacy & Health Sciences.

QUALIFICATIONS
Mr. Germano received his Bachelor of Science in Pharmacy from Albany College of Pharmacy. We believe that Mr. Germano’s experience in the pharmaceutical industry, including both executive and board roles, qualifies him to serve on our Board of Directors.

Precision BioSciences, Inc.	11	2025 Proxy Statement

Class II Directors Whose Terms Expire at the 2027 Annual Meeting of Stockholders

Class II Director	Age	Served as a Director Since	Current Positions with Precision
Michael Amoroso	47	2021	President, Chief Executive Officer and Director
Stanley R. Frankel, M.D.	66	2021	Director

Michael Amoroso President, Chief Executive Officer and Director
Michael Amoroso has been our Chief Executive Officer and a member of our Board of Directors since October 2021.

CAREER HIGHLIGHTS
Abeona Therapeutics
Mr. Amoroso most recently served as President, Chief Executive Officer and a director of Abeona Therapeutics (“Abeona”), a publicly traded clinical-stage biopharmaceutical company developing gene and cell therapies for life-threatening rare genetic diseases, from March 2021 to October 2021, and subsequently assumed the role of Chairman of the board of directors for Abeona in October 2021. Mr. Amoroso joined Abeona in July 2020 as Chief Commercial Officer and was promoted to Chief Operating Officer, leading all functions and serving as principal executive officer from November 2020 to March 2021.

Kite Pharma
From August 2018 to January 2020, Mr. Amoroso served as Senior Vice President and Head of Worldwide Commercial Operations for Cell Therapy at Kite Pharma, a biotechnology company and subsidiary of Gilead Sciences, Inc., where he led all operations and functions charged with bringing the first wide-spread CAR-T cell therapy, YESCARTA®, to world major markets while also preparing the organization for its future cell therapy pipeline.

Prior to his time at Kite Pharma, Mr. Amoroso served in senior level or executive positions at Eisai Inc. from October 2017 to August 2018 and Celgene Corporation from 2011 to 2017. Mr. Amoroso has worked with companies in the small molecules, biologics, and cell and gene therapies space across large, medium, and small capitalization companies with his deepest areas of expertise in rare and oncology diseases.

QUALIFICATIONS
Mr. Amoroso earned his Executive M.B.A. in Management from the Stern School of Business, New York University, and his B.A. in Biological Sciences, summa cum laude, from Rider University. We believe that Mr. Amoroso’s extensive experience in leading teams, either directly or indirectly, across clinical development, regulatory and medical affairs, corporate affairs, and commercial, both in the United States and globally, with direct operational experience in various pharmaceutical companies, qualifies him to serve on our Board of Directors.

Stanley R. Frankel Director
Stanley R. Frankel, M.D., has served on our Board of Directors since April 2021. Dr. Frankel is a hematologist-oncologist with extensive academic and industry experience in the research, clinical development, and commercialization of immuno-oncology and cellular therapies. He has led clinical development programs for multiple FDA-approved drugs to treat hematologic malignancies including acute lymphoblastic leukemia, multiple myeloma, and lymphoma. Since April 2020, he has served as an independent advisor and consultant to biotechnology and pharmaceutical companies.

CAREER HIGHLIGHTS
Cytovia Therapeutics, Inc.
From April 2021 through October 2022, Dr. Frankel served as the Chief Medical Officer of Cytovia Therapeutics, Inc. providing clinical research and development leadership and strategic guidance for a portfolio of multi-specific natural killer (“NK”) cell engager antibodies and induced pluripotent stem cell derived NK cell therapeutic candidates.

Bristol-Myers Squibb Co.
From November 2019 to October 2020, Dr. Frankel was Senior Vice President, Global Drug Development, Cellular Therapy at Bristol-Myers Squibb Co.

Celgene Corp.
From April 2015 to November 2019, Dr. Frankel was Corporate Vice President, Head of Immuno-Oncology and Cellular Therapy, Clinical Research and Development at Celgene Corp.

Dr. Frankel has also held roles of increasing responsibility at Amgen, Roche, and Merck. Dr. Frankel serves as an independent member of the Board of Directors for Myeloid Therapeutics and Advesya, and is a member of Scientific Advisory Boards for Adagene, Immunai, Sutro Biopharma, Deka Biosciences, cTRL Therapeutics, and Chimeric Therapeutics.

QUALIFICATIONS
Dr. Frankel received a B.A. in Applied Sciences, Biomechanics from Harvard College and an M.D. from Northwestern University, and has been a board-certified licensed physician since 1986. He completed his residency in internal medicine at Mount Sinai Hospital and his fellowship in hematology-oncology at Memorial Sloan Kettering Cancer Center where he was Chief Fellow. He has prior academic and clinical appointments at Roswell Park Cancer Institute, Georgetown University, and the University of Maryland prior to joining Columbia University Vagelos College of Physicians and Surgeons as Adjunct Associate Professor of Medicine in the Division of Hematology/Oncology. We believe that Dr. Frankel’s nearly 35 years of clinical experience and demonstrated expertise in the biotechnology industry qualifies him to serve on our Board of Directors.

Precision BioSciences, Inc.	12	2025 Proxy Statement

PROPOSAL NO. 2
Ratification of Appointment of Independent Registered Public Accounting Firm
Appointment of Independent Registered Public Accounting Firm
The audit committee appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. Deloitte & Touche LLP has served as our independent registered public accounting firm since 2017. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed Deloitte & Touche LLP to serve as our independent registered public accounting firm for the year ending December 31, 2025
Although ratification is not required by our amended and restated by-laws (“Bylaws”) or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
Audit, Audit-Related, Tax and All Other Fees
The following table sets forth the fees of Deloitte & Touche LLP, our independent registered public accounting firm, billed to Precision in each of the last two fiscal years (in thousands).

	Year Ended December 31,
	2024	2023
Audit Fees	$863	$894
Audit-Related Fees	—	—
Tax Fees	—	41
All Other Fees	6	6
Total	$869	$941

Precision BioSciences, Inc.	13	2025 Proxy Statement

Audit Fees
Audit fees consisted of the following:
•
Fees for the audit of our financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q and services associated with SEC registration statements.

•
Fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements including for assurance reporting on our historical financial information included in our shelf registration statement.

Tax Fees
Tax fees consisted of fees for tax compliance, tax advice, and tax planning services.
All Other Fees
All other fees consisted of subscription fees for accounting research software.
Pre-Approval Policies and Procedures
The formal written charter for our audit committee requires that the audit committee pre-approve all audit services to be provided to us, whether provided by our principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to us by our independent registered public accounting firm, other than de minimis non-audit services approved in accordance with applicable SEC rules.
The audit committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by our independent registered public accounting firm may be pre-approved. The Pre-Approval Policy generally provides that the audit committee will not engage an independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the audit committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the audit committee or by a designated member of the audit committee to whom the committee has delegated the authority to grant pre-approvals. Any member of the audit committee to whom the committee delegates authority to make pre-approval decisions must report any such pre-approval decisions to the audit committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories or above the pre-approved amounts, the audit committee requires pre-approval for such additional services or such additional amounts. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the audit committee will consider whether such services are consistent with the rules of the Securities and Exchange Commission (“SEC”) on auditor independence.
On an annual basis, the audit committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by our independent registered accounting firm without first obtaining specific pre-approval from the audit committee. The audit committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.
The above-described services provided to us by Deloitte & Touche LLP were provided in accordance with our pre-approval policies and procedures.
Board Recommendation

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Precision BioSciences, Inc.	14	2025 Proxy Statement

Audit Committee Report
The audit committee operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of “Corporate Governance— Audit Committee.” Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the appropriateness of accounting principles and financial reporting policies and for establishing and maintaining our internal control over financial reporting. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.
In the performance of its oversight function, the audit committee reviewed and discussed with management and Deloitte & Touche LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2024. The audit committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the audit committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the audit committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.
Based upon the review and discussions described in the preceding paragraph, the audit committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC.
Submitted by the audit committee of the Company’s Board of Directors:
Melinda Brown (Chair)
Kevin J. Buehler
Geno Germano

Precision BioSciences, Inc.	15	2025 Proxy Statement

PROPOSAL NO. 3
Approval, on an Advisory (Non-Binding) Basis, of the Compensation of our Named Executive Officers (“Say-on-Pay”)
Our Board of Directors is providing our stockholders with an advisory vote on our executive compensation pursuant to the Dodd-Frank Wall Street Consumer Protection Act, or Dodd-Frank Act, as required by Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This advisory vote, commonly known as a say-on-pay vote, is a non-binding vote on the compensation paid to our named executive officers as identified pursuant to Item 402 of Regulation S-K, as set forth in the “Executive Compensation” section of this proxy statement, including in the accompanying compensation tables and the corresponding narrative discussion and footnotes.
Because we no longer qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act, or JOBS Act, this is our first year holding a say-on-pay vote in connection with our annual meeting of stockholders. In addition, our stockholders have the opportunity in Proposal No. 5 to indicate whether they prefer that we hold future advisory votes on executive compensation every one, two, or three years, or they may abstain from that vote.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the framework, policies, and procedures described in this Proxy Statement. Because this is an advisory vote, it will not be binding upon the Company. However, the compensation committee, which is responsible for the design and administration of our executive compensation program, will carefully review and consider the voting results when making future decisions regarding our executive compensation program.
Why You Should Vote in Favor of our Say-on-Pay Vote
We have designed our executive compensation to attract, motivate, reward and retain the senior management talent required to achieve our corporate objectives and to increase long-term stockholder value. Our executive compensation program rewards results relevant to our short-term and long-term success based on both corporate and individual performance. Our compensation committee is guided in its design and administration of our executive compensation program by several principles and factors, with our fundamental executive compensation philosophy being the alignment of executive pay with performance, as our compensation committee believes that aligns the interests of our executives with those of our stockholders. We encourage you to carefully review the “Executive Compensation” section of this Proxy Statement for additional details on the Company’s executive compensation for the fiscal year ended December 31, 2024.
Proposed Resolution
We are asking our stockholders to vote “FOR” the following advisory resolution for the compensation of our named executive officers as described in this Proxy Statement:
“RESOLVED, that the Company’s stockholders approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in the Proxy Statement for the 2025 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”
Next Say-on-Pay Vote
Our stockholders have an opportunity this year to vote on the frequency of future advisory votes on executive compensation. Assuming our stockholders indicate a preference to hold a say-on-pay vote every one year, in alignment with our Board of Director’s recommendation, the next say-on-pay vote would occur in 2026 in connection with our annual meeting of stockholders to be held in 2026 (the “2026 Annual Meeting”).

Precision BioSciences, Inc.	16	2025 Proxy Statement

Board Recommendation

The Board of Directors unanimously recommends that our stockholders vote FOR approval, on an advisory basis, of the compensation of our named executive officers, or say-on-pay vote.

Precision BioSciences, Inc.	17	2025 Proxy Statement

PROPOSAL NO. 4
Approval, on an Advisory (Non-Binding) Basis, of the Frequency of Future Say-on-Pay Votes
Our Board of Directors is providing our stockholders with an advisory vote on the frequency of future advisory votes on executive compensation, or say-on-pay votes, such as that provided for in Proposal No. 4. This non-binding advisory vote is required to be conducted every six years under Section 14A of the Exchange Act pursuant to the Dodd-Frank Act. Prior to this year, we were exempt from submitting a say-on-pay proposal for a vote by our stockholders as a result of our “emerging growth company” status under the JOBS Act. At the Annual Meeting, our stockholders may indicate whether they prefer that we hold a say-on-pay vote every one, two, or three years, or they may abstain from this vote.
Our compensation committee and our Board of Directors will take into consideration the outcome of this vote in making a determination about the frequency of future advisory votes on the compensation of our named executive officers. However, because this vote is advisory and non-binding, our compensation committee and our Board of Directors may decide that it is in our best interest and the best interests of our stockholders to hold the advisory vote to approve named executive officer compensation more or less frequently (but no less frequently than once every three years, as required by the Dodd-Frank Act).
We believe that it is important to give our stockholders the opportunity to provide input on our executive compensation in a consistent and meaningful manner. Our compensation committee and our Board of Directors believes that annual votes will facilitate the highest level of accountability to our stockholders and is consistent with our efforts to engage in an ongoing dialogue with stockholders on executive compensation and corporate governance matters.
Board Recommendation

The Board of Directors unanimously recommends a vote for every “One Year” as the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Precision BioSciences, Inc.	18	2025 Proxy Statement

PROPOSAL NO. 5
Approval of an Amendment to Our Certificate of Incorporation to Reflect Changes in Delaware Law Regarding Officer Exculpation
Overview
Article SEVENTH of our Certificate of Incorporation currently provides for the Company to limit the monetary liability of directors in certain circumstances pursuant to and consistent with the General Corporation Law of the State of Delaware (the “DGCL”). Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to extend similar protections to certain officers (the “Section 102(b)(7) Amendment”). Previously, exculpation was only available to directors. However, the Section 102(b)(7) Amendment now permits Delaware corporations to exculpate certain officers for personal liability for breaches of the duty of care in certain circumstances. Such officers include (i) the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer and chief accounting officer of the corporation at any time during the course of conduct alleged in the action or proceeding to be wrongful, (ii) any person who is or was identified in the corporation’s public filings with the SEC because such person is or was one of the most highly compensated executive officers of the corporation, and (iii) any person who has consented to service of process in Delaware by written agreement (the “Covered Officers”). For both directors and Covered Officers, the liability limitation does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or acts or omissions that involve intentional misconduct or a knowing violation of law, or any transaction in which the director or officer derived an improper personal benefit. In addition, for Covered Officers, amended Section 102(b)(7) only permits exculpation for direct claims brought by stockholders, as opposed to claims brought by or on behalf of the Company (e.g., derivative claims).
Purpose and Effect of Proposed Amendment
Our Board of Directors desires to amend our Certificate of Incorporation to maintain provisions consistent with the governing statutes contained in the DGCL. Adopting an officer exculpation provision that aligns with the protections afforded under the DGCL could reduce insurance costs and help prevent protracted or otherwise meritless litigation that distracts from our primary objective of creating long-term stockholder value. The nature of the roles of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Our Board of Directors believes that limiting concern about personal liability will empower officers to best exercise their business judgment in furtherance of stockholder interests without the distraction of potentially being subject to claims following actions taken in good faith.
In addition, our Board of Directors believes it is important to provide protection to Covered Officers to the extent permitted by the DGCL to attract and retain key executive talent. This protection has long been afforded to directors, and Delaware law now permits expansion to Covered Officers. Many other public companies have updated their governing documents in response to the Section 102(b)(7) Amendment, and we expect this practice to continue. Therefore, our ability to attract and retain highly qualified officer candidates may be adversely impacted if we do not implement the expanded protections now offered under Delaware law. Accordingly, our Board of Directors has determined it advisable and in the best interests of the Company and its stockholders to seek stockholders’ approval of this Proposal No. 5.
The proposed officer exculpation amendment is not being proposed in response to any specific resignation, threat of resignation, or refusal to serve by any officer or as a result of any pending or threatened litigation. Our stockholders should be aware that certain of our officers have interests in Proposal No. 5 that may be different from, or in addition to, the interests of our stockholders more generally since those officers will receive the liability exculpation protections afforded by Proposal No. 5. Our Board of Directors was aware of these interests and considered them, among other matters, in reaching its decision to approve Proposal No. 5. The amendment reflected in Proposal No. 5 was unanimously approved by the disinterested members of our Board of Directors, with each interested director abstaining.

Precision BioSciences, Inc.	19	2025 Proxy Statement

Text of Proposed Amendment
This Proposal No. 5 requests that stockholders approve amendments to Article SEVENTH of the Certificate of Incorporation to extend the exculpation provision to certain officers as permitted by Section 102(b)(7) of the DGCL, as amended. The proposed officer exculpation amendment, marked below to show the proposed changes, would amend Article SEVENTH of our current Certificate of Incorporation to read in its entirety as follows (insertions are shown in underlined italics):
“SEVENTH: Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors or officers for breaches of fiduciary duty, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, as applicable, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.”
A complete copy of the proposed charter amendment is attached as Annex A to this proxy statement.
Timing and Effect of the Proposed Amendment
If the proposed amendment to the Certificate of Incorporation is approved by our stockholders, our Board of Directors has authorized our officers to file a Certificate of Amendment with the Secretary of State of the State of Delaware, which we anticipate doing as soon as practicable following stockholder approval of Proposal No. 5 at the Annual Meeting, and the Certificate of Amendment would become effective upon acceptance by the Secretary of State of the State of Delaware. Other than the replacement of the existing Article SEVENTH by the proposed Article SEVENTH, the remainder of our Certificate of Incorporation will remain unchanged after effectiveness of the amendment.
If the proposed amendment to the Certificate of Incorporation is not approved by our stockholders, our Certificate of Incorporation will remain unchanged. In accordance with the DGCL, our Board of Directors may elect to abandon the proposed amendment to the Certificate of Incorporation without further action by the stockholders at any time prior to the effectiveness of its filing with the Secretary of State of the State of Delaware, notwithstanding stockholder approval.
Required Vote
The approval of this proposal requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on the matter. Abstentions and broker non-votes will have the same effect on the outcome of this proposal as a vote “AGAINST” this proposal.
Board Recommendation

The disinterested members of our Board of Directors unanimously recommend a vote FOR the approval of an amendment to our Certificate of Incorporation to reflect changes in Delaware law regarding officer exculpation.

Precision BioSciences, Inc.	20	2025 Proxy Statement

Executive Officers
The table below identifies and sets forth certain biographical and other information regarding our executive officers as of April 15, 2025. There are no family relationships among any of our executive officers or directors.

Executive Officer	Age	Position	In Current Position Since
Michael Amoroso	47	President, Chief Executive Officer and Director	2021
Alex Kelly	58	Chief Financial Officer	2021
Dario Scimeca	50	General Counsel and Secretary	2019
Jeff Smith, Ph.D.	52	Chief Research Officer	2022

See page 12 of this Proxy Statement for the biography of Michael Amoroso.

Alex Kelly Chief Financial Officer
Alex Kelly has served as our Chief Financial Officer since May 2021. He was previously the interim Chief Financial Officer from January 2021 to May 2021 and the Chief Corporate Affairs Officer from October 2020 to January 2021.

CAREER HIGHLIGHTS
Allergan plc
Mr. Kelly joined Precision from Allergan plc (“Allergan”), a pharmaceutical company, where, from April 2015 to May 2020, he served as Executive Vice President, Corporate Affairs and Chief Communications Officer of Allergan and President of The Allergan Foundation. In these roles, Mr. Kelly developed internal and external messaging that shaped the company culture and supported several successful company transformations including the recent merger with AbbVie, Inc. Previously, Mr. Kelly served as Senior Vice President, Chief Integration Officer for Actavis plc (now Allergan) where he led back-to-back integration efforts for both the acquisition of Forest Laboratories, LLC (“Forest Labs”) and Allergan.

Forest Labs
Prior to Allergan, Mr. Kelly was Senior Vice President, Chief Communications Officer, Public Affairs and Investor Relations at Forest Labs where he built a consolidated corporate communications and investor relations team and led integration efforts.

QUALIFICATIONS
Mr. Kelly has held additional roles at Bausch + Lomb, Merck, Schering-Plough, Novartis, Pharmacia, and Pharmacia & Upjohn. Previously, Mr. Kelly was the Chair of the HealthCare Institute of New Jersey and the Vice Chair of the California Life Sciences Association. He earned his Bachelor of Science in Pharmacy from Purdue University.

Dario Scimeca General Counsel and Secretary
Dario Scimeca has served as our General Counsel since June 2019. Prior to joining us, Mr. Scimeca served in various roles for Genentech, a biotechnology company, U.S. affiliate of Roche, from January 2013 to June 2019, including most recently as Assistant General Counsel, where he counseled on legal issues associated with the development and commercialization of multiple oncology and rare disease products.

CAREER HIGHLIGHTS
Elan Pharmaceuticals
Prior to Precision, he was corporate counsel at Elan Pharmaceuticals where he, among other things, oversaw FDA and EMA regulatory compliance matters.

QUALIFICATIONS
Mr. Scimeca has previously worked in both corporate transactional law and patent litigation at three national law firms. He received a B.S. from Santa Clara University, his J.D. from the University of California, Berkeley, School of Law, and clerked for Judge James L. Dennis on the United States Fifth Circuit Court of Appeals in New Orleans, Louisiana.

Precision BioSciences, Inc.	21	2025 Proxy Statement

Jeff Smith Chief Research Officer
Jeff Smith, Ph.D., a co-founder of Precision, has been our Chief Research Officer since September 2022. Dr. Smith served as our Chief Scientific Officer from our inception in 2006 and remained in that position until 2019 when he transitioned to serve as our Chief Technology Officer until September 2022.

CAREER HIGHLIGHTS
Duke University
Specializing in protein engineering at Duke University, Dr. Smith helped create the foundation for Precision’s ARCUS genome editing technology.

QUALIFICATIONS
Dr. Smith attended Franklin and Marshall College where he obtained an undergraduate degree in Chemistry and Biology. Dr. Smith is one of the true pioneers in genome editing and has made some of the key observations that led to the first successful engineered editing nucleases. He received his graduate degree in Biochemistry, Cellular, and Molecular Biology from Johns Hopkins University while developing and characterizing custom nucleases for genome engineering. He is an inventor on more than 75 foundational, issued patents involving the production and use of genome editing tools.

Precision BioSciences, Inc.	22	2025 Proxy Statement

Corporate Governance
Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines. A copy of these Corporate Governance Guidelines can be found in the “Corporate Governance” section of the “Investors” page of our website located at www.precisionbiosciences.com, or by writing to our General Counsel and Secretary at our offices at 302 East Pettigrew Street, Suite A-100, Durham, North Carolina, 27701. Among the topics addressed in our Corporate Governance Guidelines are:

Board size, independence and qualifications
Executive sessions of independent directors
Board leadership structure
Selection of new directors
Director orientation and continuing education
Limits on board service
Change of principal occupation
Term limits
Director responsibilities
Director compensation

Stock ownership
Board access to senior management
Board access to advisors
Board self-evaluations
Board meetings
Meeting attendance by directors and non-directors
Meeting materials
Board committees, responsibilities and independence
Succession planning
Risk management

Board Leadership Structure
Our Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairperson of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company and its stockholders. If the Chairperson of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a lead independent director (the “Lead Director”). The Lead Director’s responsibilities include, but are not limited to: presiding over all meetings of the Board at which the Chairperson of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the Chief Executive Officer and Chairperson of the Board. Our Corporate Governance Guidelines provide that, at such times as the Chairperson of the Board qualifies as independent, the Chairperson of the Board may serve as Lead Director.
The positions of our Chair of the Board and our Chief Executive Officer and President are currently served by two separate persons. Mr. Buehler serves as Chair of the Board, and Mr. Amoroso serves as our Chief Executive Officer and President. In his capacity as the independent Chair of the Board, Mr. Buehler performs the functions of the Lead Director.
At this time, the Board believes that our current leadership structure of Chief Executive Officer and Chair of the Board being held by two separate individuals is in the best interests of the Company and its stockholders and strikes the appropriate balance between the Chief Executive Officer and President’s responsibility for the strategic direction, day-to day-leadership and performance of our Company and the Chair of the Board’s responsibility to guide overall strategic direction of our Company and provide oversight of our corporate governance and guidance to our Chief Executive Officer and President and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. Accordingly, the Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.

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Director Independence
Under our Corporate Governance Guidelines and the applicable Nasdaq Stock Market LLC (“Nasdaq”) rules (the “Nasdaq rules”), a director is not independent unless the Board affirmatively determines that he or she does not have a relationship with us that could compromise his or her ability to exercise independent judgement in carrying out his or her responsibilities as a director. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth by the Nasdaq rules.
Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of Melinda Brown, Kevin J. Buehler, Stanley R. Frankel, M.D., Geno Germano, or Shari Lisa Piré, representing five of our six directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors qualifies as “independent” as that term is defined under the Nasdaq rules.
In making this determination, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the director’s beneficial ownership of our common stock and the relationships of our non-employee directors with certain of our significant stockholders.
Board Committees
Our Board of Directors has four standing committees: an audit committee, a compensation committee, a nominating and corporate governance committee and a science and technology committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Each of the audit committee, the compensation committee, the nominating and corporate governance committee and the science and technology committee operates under a written charter.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Science and Technology Committee
Melinda Brown	Chair	—	—	—
Kevin J. Buehler	X	—	X	—
Stanley R. Frankel, M.D.	—	—	—	Chair
Geno Germano	X	Chair	—	X
Shari Lisa Piré	—	X	Chair	—

Audit Committee
Our audit committee is responsible for, among other things:
•	appointing, approving the compensation of, and assessing the independence of, our registered public accounting firm;
•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures, including our earnings press releases;

•	considering whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K;

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•	coordinating our Board of Directors’ oversight of our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•	discussing our risk management policies, risk assessment and risk management related to financial, cybersecurity and information security risks;
•	reviewing and approving or ratifying “related person transactions” in accordance with the Company’s Related Person Transaction Policy;
•	overseeing our policies and strategies with respect to environmental, sustainability and social matters that may have a material impact on our financial statements or finance-related initiatives;
•	meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;
•
pre-approving all audit and non-audit services provided to us by our independent auditor (other than those provided pursuant to appropriate preapproval policies established by the committee or exempt from such requirement under SEC rules);

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•	preparing the audit committee report required by SEC rules.
Our audit committee currently consists of Melinda Brown, Kevin J. Buehler and Geno Germano, with Ms. Brown serving as chair. All members of our audit committee meet the requirements for financial literacy under the applicable Nasdaq rules and regulations. Our Board of Directors has affirmatively determined that each member of our audit committee qualifies as “independent” under Nasdaq’s additional standards applicable to audit committee members and Rule 10A-3 of the Exchange Act of 1934, as amended (the “Exchange Act”) applicable to audit committee members. In addition, our Board of Directors has determined that each of Ms. Brown, Mr. Buehler and Mr. Germano qualify as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.
Compensation Committee
Our compensation committee is responsible for, among other things:
•	reviewing and approving, or recommending for approval by the Board of Directors, the compensation of our Chief Executive Officer and our other senior officers;
•	reviewing and approving, or making recommendations to the Board regarding, incentive compensation and equity-based plans and arrangements;
•	overseeing and administering our incentive and equity-based plans;
•	reviewing and making recommendations to our Board of Directors with respect to director compensation;
•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required;
•	preparing the annual compensation committee report required by SEC rules, to the extent required;
•	reviewing our compensation policies and practices and assessing whether such policies and practices are reasonably likely to have a material adverse effect on us by encouraging excessive risk-taking;
•	assisting the Board in its oversight of risk management in areas affecting or related to our executive compensation plans and arrangements; and
•	reviewing and making recommendations to our Board of Directors with respect to holding annual, biennial or triennial advisory stockholder votes regarding executive compensation.

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Our compensation committee currently consists of Geno Germano and Shari Lisa Piré, with Mr. Germano serving as chair. Our Board of Directors has determined that each member of our compensation committee qualifies as “independent” under Nasdaq’s additional standards applicable to compensation committee members and is a “non-employee director” as defined in Section 16b-3 of the Exchange Act.
The compensation committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the compensation committee’s charter, the compensation committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Before selecting any such consultant, counsel or advisor, the compensation committee reviews and considers the independence of such consultant, counsel or advisor in accordance with applicable Nasdaq rules. We must provide appropriate funding for payment of reasonable compensation to any advisor retained by the compensation committee.
Compensation Consultants
The compensation committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, the compensation committee has engaged the services of Aon as its independent outside compensation consultants.
As requested by the compensation committee, in 2024, Aon’s services to the compensation committee included assisting in developing our peer group composition, analyzing benchmarking data with respect to our executives’ overall individual compensation and providing information regarding current trends and developments in executive compensation, equity-based awards, severance agreements and employee stock purchase programs based on our peer group.
All executive compensation services provided by Aon during 2024 were conducted under the direction or authority of the compensation committee, and all work performed by Aon was pre-approved by the compensation committee. Neither Aon nor any of its affiliates maintains any other direct or indirect business relationships with us or any of our subsidiaries. The compensation committee evaluated whether any work provided by Aon raised any conflict of interest for services performed during 2024 and determined that it did not.
Additionally, during 2024, a subsidiary of Aon served as broker for our directors and officers insurance policy. The aggregate fees incurred with Aon in 2024 for determining or recommending the amount or form of executive and director compensation were $45,442, and the aggregate fees paid to the Aon subsidiary in 2024 in connection with serving as broker for our directors and officers insurance policy were $225,000. The engagement of the Aon subsidiary to serve as broker for our directors and officers insurance policy was recommended by management and approved by the Board.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is responsible for, among other things:
•	identifying individuals qualified to become members of our Board consistent with the criteria approved by the Board;
•	recommending to our Board the persons to be nominated for election as directors and to each committee of the Board;
•
developing and recommending to our Board of Directors corporate governance guidelines, and reviewing and recommending to our Board of Directors proposed changes to our corporate governance guidelines from time to time;

•	overseeing periodic assessments of our Board of Directors and its committees; and
•	assisting the Board in its oversight of risk management in areas affecting or related to Board organization, membership and structure, and corporate governance.

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Our nominating and corporate governance committee currently consists of Kevin J. Buehler and Shari Lisa Piré, with Ms. Piré serving as Chair. Our Board has determined that each member of our nominating and corporate governance committee qualifies as “independent” under applicable Nasdaq rules applicable to nominating and corporate governance committee members.
Science and Technology Committee
Our science and technology committee is responsible for, among other things:
•	reviewing and advising the Board regarding our overall strategic direction and investment in research and development (“R&D”) and technological and scientific initiatives;
•	identifying and solving for significant and emerging trends, challenges and problems applicable to the Company’s science and technology;
•	evaluating and providing input to the Board and management regarding our R&D programs and scientific initiatives;
•	assisting the Board in its oversight of our risk management in areas affecting or related to our R&D, technology and intellectual property;
•	reviewing and advising the Board and management on the overall intellectual property strategy of the Company;
•
providing governance oversight, including high level assessment of sufficiency and capability of resources and alignment on program metrics, key performance indicators and timing to assess progress against established program objectives;

•	reviewing new technology in which the Company is, or is considering, investing;
•	reviewing the efficacy and safety profile of new products before they are launched; and
•	assisting the Board and management in scientific and R&D aspects and relevant business implications of the Company’s acquisitions, transactions and other business development activities.
Our science and technology committee currently consists of Stanley R. Frankel, M.D. and Geno Germano, with Dr. Frankel serving as chair.
Board and Board Committee Meetings and Attendance
During the fiscal year ended December 31, 2024, our Board of Directors met seven times; the audit committee met four times; the compensation committee met three times; the nominating and corporate governance committee met two times; and the science and technology committee met six times. During the fiscal year ended December 31, 2024, each incumbent director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served, during the period in which he or she served as a director.
Executive Sessions
Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least twice a year, the independent directors meet in a private session that excludes management and any non-independent directors. Each executive session of the independent directors are presided over by the Chair of the Board, if the Chair of the Board qualifies as independent, or by the lead director, if the Chair of the Board does not qualify as independent.
Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. All directors attended our annual meeting of stockholders held in 2024.

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Director Nominations Process
The nominating and corporate governance committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of stockholders, the nominating and corporate governance committee considers the criteria set forth in our Corporate Governance Guidelines. Specifically, the nominating and corporate governance committee may take into account many factors, including personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience, gender identification or identification as an underrepresented minority or as LGBTQ+; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. In determining whether to recommend a director for re-election, the nominating and corporate governance committee may also consider potential conflicts of interest with the candidates, other personal and professional pursuits, the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
We consider diversity, such as gender, race, ethnicity and membership of an underrepresented communities, among those meaningful factors in identifying and considering director nominees, but do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience and background in these various areas.
In identifying prospective director candidates, the nominating and corporate governance committee may seek referrals from other members of the Board, management, stockholders and other sources, including third party recommendations. The nominating and corporate governance committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the nominating and corporate governance committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the nominating and corporate governance committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.
Mr. Buehler and Ms. Piré, the director nominees to be elected at the Annual Meeting, were each initially recommended for reelection to our Board by other members of the Board serving at the time and by members of management.
In determining to nominate each director nominee at this Annual Meeting, the nominating and corporate governance committee and Board evaluated each nominee in accordance with our standard review process for director candidates in connection with a director’s initial appointment and his or her nomination for election or re-election, as applicable, at the Annual Meeting.
When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the board member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.
The nominating and corporate governance committee will consider director candidates recommended by stockholders, and such candidates will be considered and evaluated under the same criteria described above. Any recommendation submitted to the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy

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statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected and must otherwise comply with the requirements under our Bylaws for stockholders to recommend director nominees. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the General Counsel and Secretary, Precision BioSciences, Inc., 302 East Pettigrew Street, Suite A-100, Durham, North Carolina 27701. All recommendations for director nominations received by the General Counsel and Secretary that satisfy our Bylaw requirements relating to such director nominations will be presented to the nominating and corporate governance committee for its consideration. Stockholders also must satisfy the notification, timeliness, consent and information requirements set forth in our Bylaws. These timing requirements are also described under the caption “Stockholder Proposals and Director Nominations.”
Board Diversity
Our Board of Directors believes that a diverse board is better able to effectively oversee our management and strategy, and position us to deliver long-term value for our stockholders. Our Board of Directors considers diversity, including gender and ethnic diversity, as adding to the overall mix of perspectives of our Board of Directors as a whole. With the assistance of the nominating and corporate governance committee, our Board of Directors regularly reviews trends in board composition, including on director diversity.
Board Role in Risk Oversight
The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the Board of Directors in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. While the full Board has overall responsibility for risk oversight, it is supported in this function by its audit committee, compensation committee and nominating and corporate governance committee. Each of the committees regularly reports to the Board.
The audit committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, and our compliance with financial and reporting related legal and regulatory requirements and discussing the Company’s policies with respect to risk assessment and risk management, financial, cybersecurity and information security risks. Through its regular meetings with management, including the finance, legal, tax and information technology functions, the audit committee reviews and discusses financial, cybersecurity and information security risks. The compensation committee assists the Board by overseeing and evaluating risks related to the Company’s compensation structure and compensation programs, including the formulation, administration and regulatory compliance with respect to compensation matters, and coordinating, along with the Board’s Chair, succession planning discussions. The nominating and corporate governance committee assists the Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, and corporate governance. In addition, our Board receives periodic detailed operating performance reviews from management. Our science and technology committee supports the Board in its oversight of our risk management involving areas affecting or related to our R&D, technology and intellectual property.
Committee Charters and Corporate Governance Guidelines
Our Corporate Governance Guidelines, charters of the audit committee, compensation committee and nominating and corporate governance committee and other corporate governance information are available under the Corporate Governance section of the Investors page of our website located at www. precisionbiosciences.com, or by writing to our General Counsel and Secretary at our offices at 302 East Pettigrew Street, Suite A-100, Durham, North Carolina 27701.

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Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller or persons performing similar functions. Our Code of Conduct is available under the Corporate Governance section of the Investors page of our website at www.precisionbiosciences.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers of, any provisions of our Code of Conduct.
Insider Trading and Anti-Hedging Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy (the “Insider Trading Policy”), which applies to all of our directors, officers and employees. Our Insider Trading Policy prohibits any person subject to the policy from engaging in any transaction involving any of our securities during any period in which he or she possesses material nonpublic information concerning the Company, subject to certain exceptions set forth in the policy, and from making improper disclosure of material nonpublic information concerning the Company to others. Our Insider Trading Policy also prohibits our directors, officers and employees from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. All such transactions involving our equity securities, whether such securities were granted as compensation or are otherwise held, directly or indirectly, are prohibited. Our Insider Trading Policy has been filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024.
Clawback Policy
Our Board of Directors has adopted a Policy for Recovery of Erroneously Awarded Compensation (the “Clawback Policy”), which applies to incentive-based compensation that is erroneously awarded to any current or former executive officers within the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement. The Clawback Policy applies in the case of an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The compensation committee has sole discretion to determine the manner of recovery under the Clawback Policy.
Communications with the Board
Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of the General Counsel and Secretary, Precision BioSciences, Inc., 302 East Pettigrew Street, Suite A-100, Durham, North Carolina, 27701. The General Counsel and Secretary will forward the communication to the appropriate director or directors as appropriate.

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Executive Compensation
Overview
This section discusses the material components of our 2024 compensation program for our principal executive officer and next two most highly compensated executive officers who are named in the Summary Compensation Table below. These “named executive officers” and their positions are:
•	Michael Amoroso, President, Chief Executive Officer and Director;
•	Alex Kelly, Chief Financial Officer; and
•	Jeff Smith, Ph.D., Chief Research Officer.
Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the years presented:

Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All other compensation ($)	Total ($)
Michael Amoroso President, Chief Executive Officer and Director	2024	635,000	400,050	3,216,563	59,301(3)	4,310,914
	2023	629,917	381,000	967,976	60,388	2,039,280
Alex Kelly Chief Financial Officer	2024	461,000	191,776	1,222,005	18,606(4)	1,893,387
	2023	457,667	184,400	423,476	18,845	1,084,388
Jeff Smith, Ph.D. Chief Research Officer	2024	400,000	230,600	808,943	9,595(5)	1,449,138

(1)
The amounts reported for 2024 represent bonuses based upon our compensation committee’s assessment of the achievement of company and individual performance objectives for 2024, which were paid in January 2025.

(2)
The amounts reported reflect the grant date fair value of restricted stock units based on the closing stock price in accordance with Accounting Standards Codification 718, Compensation—Stock Compensation (“ASC 718”), rather than the amounts paid to or realized by the named individual. The weighted-average fair value of the restricted stock units granted in 2024 was $10.07/share for 319,480 shares granted to Mr. Amoroso, $10.06/share for 121,430 shares to Mr. Kelly, and $10.11/share for 80,000 shares to Dr. Smith. The restricted stock units vest in substantially equal installments on each of the first three anniversaries of the vesting commencement date and upon vesting will be reflected in the Company’s common stock outstanding. Stock awards to the PEO and our other NEOs are based on objective performance and corporate goals and benchmarked against our peer companies by our compensation committee and its independent outside compensation consultant, Aon. Stock awards are granted from the Company’s 2019 Incentive Award Plan and designed for remuneration for employees to incentivize multiple years of performance and broader alignment with shareholder interests consistent with standard industry practice.

(3)	The amount reported represents 401(k) matching contributions of $11,881, temporary housing reimbursements of $42,231 and supplemental disability insurance premiums of $5,189.
(4)	The amount reported represents 401(k) matching contributions of $11,513 and supplemental disability insurance premiums of $7,093.
(5)	The amount reported represents 401(k) matching contributions of $3,871 and supplemental disability insurance premiums of $5,788.

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Narrative Disclosure to Summary Compensation Table
Annual Base Salaries
Our named executive officers receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary. In 2023, the principal executive officer (“PEO”) recommended to the compensation committee, and the compensation committee approved the recommendation, that the PEO and other named executive officers (“NEOs”) should not receive an increase in base salary in 2024 in the interest of fiscal responsibility. The following table shows the annual base salaries for 2023 and 2024 for our named executive officers:

Name	2023 Base Salary ($)	2024 Base Salary ($)
Michael Amoroso	635,000	635,000
Alex Kelly	461,000	461,000
Jeff Smith, Ph.D.	—	400,000

Bonuses
In addition to base salaries, our named executive officers are eligible to receive annual cash bonuses. The 2024 annual bonus for Mr. Amoroso was entirely based on the achievement of company goals. The 2024 annual bonuses for Mr. Kelly and Dr. Smith were determined based on an allocation of 80% related to the achievement of company goals and 20% individual performance. The company goals for 2024 cash bonuses related to attaining certain clinical and non-clinical milestones, as well as financial and administrative achievements. The compensation committee and our Board of Directors determined the corporate goal attainment for 2024 was 120% based on exceeding corporate operational goals such as achieving multiple clinical trial application (“CTA”) submissions, CTA approvals and dosing the first patient for the PBGENE-HBV clinical trial ahead of schedule, as well as completing two business development deals involving non-core CAR T assets. However, at management’s recommendation, and approved by the compensation committee, the corporate goal attainment was reduced to 105% in recognition of the Company’s stock price. The individual goals for Mr. Kelly and Dr. Smith generally related to performance in the applicable functions for which the executive is responsible. The 2024 target bonus amounts for Mr. Amoroso, Mr. Kelly, and Dr. Smith were 60%, 40% and 35% of base salary, respectively. The actual bonus amounts paid to our named executive officers for 2024 are set forth above in the 2024 Summary Compensation Table in the column entitled “Bonus.”
Equity Compensation
Our equity award program is the primary vehicle for offering long-term incentives to our executives. We believe that equity awards provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. To date, we have used grants of stock options and restricted stock units (“RSUs”) for this purpose. The use of options and RSUs also can provide tax and other advantages to our executive officers relative to other forms of equity compensation. We believe that our equity awards are an important retention tool for our executive officers, as well as for our other employees.
We award stock options and RSUs broadly to our employees, including to our non-executive employees. Grants to our executives are made at the discretion of our compensation committee and our Board of Directors and are not made at any specific time period during a year. Our compensation committee and our Board of Directors consider whether there is any material nonpublic information (“MNPI”) about the Company when determining the timing and terms of options and RSUs and generally does not time the grant of stock options in relation to the Company’s public disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.

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In addition to the stock awards granted to the PEO and NEOs in 2024 as noted in the Summary Compensation Table above, in May 2024, the PEO and NEOs purchased 17,501 shares of the Company’s stock for an aggregate of $210,012 in a non-brokered private placement. The stock was purchased at $12.00 per share, a 13.5% premium to the closing price of the Company’s common stock immediately preceding the private placement and a 130% premium to the closing stock price on March 25, 2025. These shares are not included in the Summary Compensation Table as they were purchased separately by the executives.
We granted the following RSUs to our named executive officers during 2024:

Named executive officers	RSUs Granted
Michael Amoroso	319,480
Alex Kelly	121,430
Jeff Smith, Ph.D.	80,000

See the “Outstanding Equity Awards at 2024 Fiscal Year-End” table below for a description of the vesting schedules applicable to these awards.
Retirement Plans
We currently maintain the Precision BioSciences, Inc. 401(k) Plan, a defined contribution retirement savings plan (the “401(k) Plan”), for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) Plan on the same terms as other full-time employees. The Internal Revenue Code of 1986, as amended, allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) Plan. In 2024, we matched participants’ elective salary deferral contributions to the 401(k) Plan up to 100% of the first 4% of the employee’s salary deferred. Matching contributions made by us vest immediately. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) Plan, and making matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
Employee Benefits and Perquisites
Our named executive officers are eligible to participate in our employee benefit plans and programs, which include medical, dental and vision benefits, health and flexible spending accounts, life, short-term, long-term and supplemental individual disability, and supplemental insurance and wellness and tuition reimbursement to the same extent as our other full-time employees generally, subject to the terms and eligibility requirements of those plans. We also provide Mr. Amoroso, Mr. Kelly, and Dr. Smith, along with certain other executive officers and senior employees, with certain supplemental disability insurance benefits. From time to time, we also provide relocation benefits to our named executive officers as determined in our Board’s discretion. Mr. Amoroso is also entitled to reimbursement for temporary housing expenses.

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Outstanding Equity Awards at 2024 Fiscal Year-End
The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each of our named executive officers as of December 31, 2024.

	Option awards					Stock Awards
Name	Vesting Commencement Date	Number of shares underlying unexercised options (#) exercisable	Number of shares underlying unexercised options (#) unexercisable(1)	Option exercise price ($)	Option expiration date	Number of shares that have not vested	Market value of shares that have not vested ($)(3)
Michael Amoroso	10/15/2021	21,250	7,083	293.70	10/14/2031	—	—
	3/21/2022	11,063	5,029	91.50	3/20/2032	—	—
	3/21/2022	—	—	—	—	3,417(2)	13,019
	10/15/2022	4,166	4,167	41.40	10/23/2032	—	—
	11/2/2022	—	—	—	—	9,444(2)	35,982
	1/20/2023	—	—	—	—	17,776(2)	67,727
	1/20/2024	—	—	—	—	111,217(2)	423,737
	1/20/2024	—	—	—	—	208,263(2)	793,482
Alex Kelly	10/5/2020	7,131	—	189.30	10/29/2030	—	—
	6/7/2021	2,050	293	340.20	6/6/2031	—	—
	6/7/2021	3,417	488	340.20	6/6/2031	—	—
	3/3/2022	5,575	2,534	122.40	3/2/2032	—	—
	3/3/2022	—	—	—	—	1,702(2)	6,485
	11/2/2022	—	—	—	—	3,605(2)	13,735
	1/20/2023	—	—	—	—	7,777(2)	29,630
	1/20/2024	—	—	—	—	41,705(2)	158,896
	1/20/2024	—	—	—	—	79,725(2)	303,752
Jeff Smith	3/24/2017	780	—	35.40	3/23/2027	—	—
	10/12/2018	1,561	—	359.40	10/11/2028	—	—
	4/1/2020	1,192	—	174.90	8/20/2030	—	—
	6/7/2021	732	105	340.20	6/6/2031	—	—
	3/3/2022	1,700	773	122.40	3/2/2032	—	—
	3/3/2022	—	—	—	—	519(2)	1,977
	1/20/2023	—	—	—	—	5,000(2)	19,050
	1/20/2024	—	—	—	—	31,343(2)	119,417
	1/20/2024	—	—	—	—	48,657(2)	185,383

(1)
The option vests as to 25% of the underlying shares on the first anniversary of the vesting commencement date and in substantially equal installments at the end of each successive three-month period over the following 36 months.

(2)	The RSUs vest in substantially equal installments on each of the first three anniversaries of the vesting commencement date.
(3)	The amounts shown are determined by multiplying the shares shown by the closing price of our common stock on December 29, 2024 of $3.81.

Precision BioSciences, Inc.	34	2025 Proxy Statement

Employment Agreements
We have entered into employment agreements with each of our named executive officers that set forth the terms and conditions of each executive’s employment with us.
Each employment agreement establishes an annual base salary and target bonus opportunity for each named executive officer. The amounts in effect during 2024 are described above under the headings “Annual Base Salaries” and “Bonuses”. The named executive officers are eligible to participate in our medical, dental and disability insurance, the 401(k) Plan, personal leave and other employee benefit plans and programs for which the named executive officer is eligible, subject to the terms and conditions of such plans and programs.
Each named executive officer’s employment agreement and employment are terminable by either the named executive officer or us without cause on 30-days’ written notice. During 2024, in the event that a named executive officer’s employment was terminated by us without cause or by the executive for good reason, in each case as defined in the employment agreements, then in addition to payment of any accrued amounts and subject to such named executive officer’s timely executing a release of claims and continuing to comply with obligations under his proprietary information agreement, he would have been entitled to receive (1) base salary continuation for 18 months plus 1.5 times his target bonus payable in lump sum in the case of Mr. Amoroso or 12 months plus one times his target bonus payable in lump sum in the case of Mr. Kelly and Dr. Smith, and (2) reimbursement for additional costs the executive incurs for continued coverage under our group health insurance under the Consolidated Budget Reconciliation Act of 1985 (“COBRA”), for up to 18 months in the case of Mr. Amoroso or 12 months in the case of Mr. Kelly and Dr. Smith.
In lieu of the foregoing, the employment agreements provide that, in the event a named executive officer’s employment was terminated by us without cause or by the named executive officer for good reason within 12 months after the occurrence of a change in control or three months prior to a change in control, then, in lieu of the foregoing and subject to his timely execution of a release of claims and continuing to comply with obligations under his proprietary information agreement, such named executive officer would have been entitled to (1) a lump sum payment equal to, in the case of Mr. Amoroso, 24 months of his then current base salary plus two times his target bonus, and in the case of Mr. Kelly and Dr. Smith, 18 months of base salary plus 1.5 times target bonus, (2) reimbursement for the additional costs the executive incurs for continued coverage under our group health insurance under COBRA for up to 24 months in the case of Mr. Amoroso, or 18 months in the case of Mr. Kelly and Dr. Smith and (3) accelerated vesting of all unvested time-based equity grants.
Under the separate proprietary information, inventions, non-competition and non-solicitation agreement with each of Mr. Amoroso, Mr. Kelly and Dr. Smith, referred to as the proprietary information agreement above, each named executive officer has agreed to refrain from competing with us or soliciting our employees, independent contractors, customers or suppliers, in each case, while employed and following the termination of his employment for any reason for a period of one year, or, for Mr. Amoroso, 18 months if his termination occurs within 12 months after a change in control. Each named executive officer has acknowledged our ownership rights in any intellectual property and assigned any such ownership rights to us.

Precision BioSciences, Inc.	35	2025 Proxy Statement

Director Compensation
2024 Restricted Stock Units to Non-Employee Directors
We granted the following RSUs to our non-employee directors during 2024:

Non-Employee Director	RSUs Granted
Melinda Brown	9,826(1)
Kevin J. Buehler	9,826(1)
Stanley R. Frankel M.D.	9,826(1)
Geno Germano	9,826(1)
Shari Lisa Piré	9,826(1)

(1)	Represents annual RSUs granted to non-employee directors under our non-employee director compensation program.
Non-Employee Director Compensation Policy
We maintain a compensation program for our non-employee directors under which each non-employee director is eligible to receive the following amounts for their services on our Board of Directors:
•
Upon the director’s initial election or appointment to our Board of Directors, either (i) an option to purchase the Company’s common stock having an aggregate grant date fair value (as determined under the policy) in an amount determined by the Board, or (ii) a number of restricted stock units determined by dividing the aggregate value of the initial RSUs, as determined by the Board, by the fair market value of a share of our common stock on the date of grant;

•
If the director has served on our Board of Directors for at least six months as of the date of an annual meeting of stockholders and will continue to serve as a non-employee director immediately following such meeting, a number of restricted stock units on the date of such annual meeting determined by dividing the aggregate value of the annual RSUs, as determined by the Board, by the fair market value of a share of the Company’s common stock on the date of the annual meeting;

•	An annual director fee of $72,500 for the Chair of the Board and $40,000 for directors other than the chair;
•	If the director serves on a committee of our Board of Directors, an additional annual fee as follows:
•	Chair of the audit committee, $15,000;
•	Audit committee member other than the chair, $7,500;
•	Chair of the compensation committee, $12,250;
•	Compensation committee member other than the chair, $6,000;
•	Chair of science & technology committee, $12,250;
•	Science & technology committee member other than the chair, $6,000;
•	Chair of the nominating and corporate governance committee, $8,250; and
•	Nominating and corporate governance committee member other than the chair, $4,500.
Director fees under the program are payable in arrears in four equal quarterly installments not later than the fifteenth day following the final day of each calendar quarter, provided that the amount of each payment will be prorated for any portion of a quarter that a director is not serving on our Board.
Stock options granted to our non-employee directors under the program have an exercise price equal to the fair market value of our common stock on the date of grant and expire not later than ten years after the date of grant.

Precision BioSciences, Inc.	36	2025 Proxy Statement

Equity awards granted upon a director’s initial election or appointment vest, with respect to stock options, in 36 substantially equal monthly installments following the date of grant or, with respect to RSUs, in 12 substantially equal quarterly installments following the date of grant. The stock options or RSUs granted annually to directors vest in a single installment on the earlier of the day before the next annual meeting or the first anniversary of the date of grant. In addition, all unvested stock options and RSUs vest in full upon the occurrence of a change in control.
2024 Director Compensation
The following table sets forth the compensation earned by our non-employee directors for their service on our Board during 2024:

Name	Fees earned ($)	Stock awards ($)(1)	Total ($)
Melinda Brown	55,000	129,998	184,998
Kevin J. Buehler	84,500	129,998	214,498
Stanley R. Frankel, M.D.	52,250	129,998	182,248
Geno Germano	65,750	129,998	195,748
Shari Lisa Piré	54,250	129,998	184,248
Samuel Wadsworth, Ph.D.	46,000	129,998	175,998

(1)
The amounts reported reflect the grant date fair value of restricted stock units based on the closing stock price in accordance with ASC 718, rather than the amounts paid to or realized by the named individual.

The table below shows the aggregate numbers of option awards and RSUs held as of December 31, 2024 by each non-employee director who was serving as of December 31, 2024.

	Option Awards		Stock Awards
Name	Number of securities underlying unexercised options (#) vested	Number of securities underlying unexercised options (#) unvested	Shares that have not vested
Melinda Brown	10,812	1,744	9,826
Kevin J. Buehler	10,008	—	9,826
Stanley R. Frankel, M.D.	7,341	—	9,826
Geno Germano	8,716	—	9,826
Shari Lisa Piré	7,076	—	9,826
Samuel Wadsworth, Ph.D.	7,076	—	9,826

Precision BioSciences, Inc.	37	2025 Proxy Statement

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid to our NEOs and certain financial performance metrics of the Company using a methodology that has been prescribed by the SEC. The disclosure does not necessarily reflect value actually realized by the NEOs or how the Compensation Committee evaluates compensation decisions in light of Company or individual performance.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)	Average Summary Compensation Table Total for Non-PEO NEO(1)	Average Compensation Actually Paid to Non-PEO NEO(1)(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(3)	Net Income (Loss) (Thousands $)(4)
2024	$4,310,914	$2,003,459	$1,671,263	$961,606	$10.67	$7,167
2023	$2,039,280	($206,557)	$997,179	$390,003	$30.67	($61,319)

(1)
Summary Compensation Table amounts reported include fair value of stock grants calculated in accordance with ASC 718, rather than the cash amounts paid to or realized by the named individual. Mr. Amoroso served as our principal executive officer (“PEO”) for the full year in 2023 and 2024. The Non-PEO Named Executive Officers (the “Non-PEO NEOs”) include the following individuals: for fiscal year 2024, Mr. Kelly and Dr. Smith and for fiscal year 2023, Mr. Kelly and Dr. List.

(2)
The following amounts were deducted from or added to the Summary Compensation Table total compensation in accordance with the SEC-mandated adjustments to calculate compensation actually paid to our PEO and average compensation actually paid to our Non-PEO NEOs for 2023 and 2024:

PEO Summary Compensation Table Total to Compensation Actually Paid Reconciliation

Fiscal Year	2023	2024
Summary Compensation Table Total	$2,039,280	$4,310,914
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year as reported in the Summary Compensation Table for Applicable Fiscal Year	($967,976)	($3,216,563)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Equity Awards Granted in Fiscal Year	$291,993	$1,217,219
+/- Change in Fair Value as of Fiscal Year-End of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	($1,139,232)	($286,857)
+/- Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	($430,622)	($21,254)
Compensation Actually Paid	($206,557)	$2,003,459

Non-PEO NEO Average Summary Compensation Table Total to Average Compensation Actually Paid Reconciliation

Fiscal Year	2023	2024
Summary Compensation Table Total	$997,179	$1,671,263
- Grant Date Fair Value of “Stock Awards” Granted in Fiscal Year as reported in the Summary Compensation Table for Applicable Fiscal Year	($320,638)	($1,015,474)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Equity Awards Granted in Fiscal Year	$96,722	$383,724
+/- Change in Fair Value as of Fiscal Year-End of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	($284,539)	($74,832)
+/- Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	($98,721)	($3,075)
Compensation Actually Paid	$390,003	$961,606

(3)
Cumulative Total Shareholder Return (“TSR”) is the calculated difference between our share price at the end and the beginning of the applicable measurement period, and our share price at the beginning of the measurement period. To perform this calculation, we assume a $100 investment on December 31, 2022.

(4)	The dollar amount reported represents the amount of net income (loss) reflected in our audited financial statements for the applicable year.

Precision BioSciences, Inc.	38	2025 Proxy Statement

Relationship of Compensation Actually Paid and Our Total Shareholder Return
Compensation actually paid (“CAP”) to our PEO and the average of the CAP to our other NEOs was markedly less than the Summary Compensation Table total for our PEO and the average Summary Compensation Table total for our other NEOs in each of 2023 and 2024. This is largely a result of the fluctuations in our stock price, which is directly linked to CAP, as well as total shareholder return (“TSR”). Use of the term “compensation actually paid” is required by the SEC’s rules and, as a result of the calculation methodology required by the SEC, such amounts differ from “total” compensation reported in the Summary Compensation Table for the applicable fiscal year actually earned, realized or received by the NEOs.
Consistent with leading peers in the research and development stage gene editing industry, there was a lack of alignment between CAP and TSR for the years shown in the Pay Versus Performance Table above.
From December 31, 2022 to December 31, 2023, TSR declined in large part due to a strategic pivot executed by the new management team, led by the PEO and other NEOs, in the third quarter of 2023 away from less differentiated, cash intensive clinical stage cell therapy assets to focus its resources on highly differentiated, preclinical stage in vivo gene editing programs. This change in strategy also resulted in divestiture of cell therapy assets and a smaller, less capital-intensive cost structure.
Although we are not required to report peer group TSR as a smaller reporting company, for the two year period from December 31, 2022 to December 31, 2024, our TSR was consistent with the TSR of other leading research and development stage gene editing peers, including Editas Medicine, Inc., Prime Medicine, Inc., Verve Therapeutics, Inc., Sangamo Therapeutics, Inc., Intellia Therapeutics, Inc., and Metagenomi, Inc. (whose initial public offering closed in February 2024). This suggests that our TSR, consistent with the TSR of these peer companies, was primarily driven by the stock performance of non-commercial revenue generating companies in the gene editing sector rather than our operational performance.
Relationship of Compensation Actually Paid and Our Net Income
Compensation actually paid (“CAP”) to our PEO and the average of the CAP to our other NEOs increased from 2023 to 2024 in general alignment with an increase in net income from 2023 to 2024. As set forth in the Executive Compensation section above, the PEO and other NEOs did not receive an increase in base salary for 2024 which directly supported the increase in net income. At the same time, the PEO and other NEOs drove corporate goal attainment exceeding 100% under the annual bonus plan in 2024.

Precision BioSciences, Inc.	39	2025 Proxy Statement

Equity Compensation Plan Information
The following table provides information on our equity compensation plans as of December 31, 2023.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Stockholders(1)	1,180,403(3)	$187.37(5)	193,770(6)
Equity Compensation Plans Not Approved by Stockholders(2)	171,668(4)	$72.48	320,878
Total	1,352,071	$136.59	514,648

(1)	Consists of the Company’s 2015 Stock Incentive Plan, as amended (the “2015 Plan”), 2019 Incentive Award Plan (the “2019 Plan”) and 2019 Employee Stock Purchase Plan (the “2019 ESPP”).
(2)
Consists of the Company’s 2021 Employment Inducement Incentive Award Plan, as amended (the “Inducement Plan”). The Inducement Plan was adopted in accordance with Nasdaq Rule 5635(c)(4), which provides an exemption in certain circumstances for awards granted as an inducement material to an individual entering employment with the company.

(3)
Includes 29,935 outstanding options to purchase shares of our common stock under the 2015 Plan, 180,190 outstanding options to purchase shares of our common stock under the 2019 Plan and 970,278 outstanding RSUs under the 2019 Plan. Excludes purchase rights accruing under the 2019 ESPP.

(4)	Includes 171,668 outstanding options to purchase shares of our common stock under the Inducement Plan.
(5)
As of December 31, 2024, the weighted-average exercise price of outstanding options under the 2015 Plan was $276.23 and under the 2019 Plan was $172.61. The calculation does not take into account shares of common stock subject to outstanding restricted stock units under the 2019 Plan, which do not have an exercise price.

(6)
Includes 99,638 shares available for future issuance under the 2019 Plan and 94,132 shares available for future issuance under the 2019 ESPP (of which 31,254 shares were issued with respect to the purchase period in effect as of December 31, 2024, which ended February 28, 2025). The 2019 Plan provides for an annual increase on the first day of each calendar year beginning on January 1, 2020 and ending on and including January 1, 2029 equal to the lesser of (A) 4% of the aggregate number of shares of common stock outstanding on the final day of the immediately preceding calendar year and (B) such smaller number of shares as is determined by the board. The number of shares available for issuance under the 2019 ESPP will be annually increased on the first day of each calendar year beginning on January 1, 2020 and ending on and including January 1, 2029, by an amount equal to the lesser of (A) 1% of the shares of common stock outstanding on the final day of the immediately preceding calendar year and (B) such smaller number of shares of common stock as determined by the board. Additionally, following the effective date of the 2019 Plan, we ceased making grants under the 2015 Plan. To the extent outstanding stock options under the 2015 Plan are forfeited or lapse unexercised, the shares of common stock subject to such stock options will be available for issuance under the 2019 Plan.

Precision BioSciences, Inc.	40	2025 Proxy Statement

Stock Ownership
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information relating to the beneficial ownership of our common stock as of March 20, 2025 by:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock outstanding;
•	each of our directors;
•	each of our named executive officers for 2024; and
•	all of our directors and executive officers as a group.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to any applicable community property laws.
The percentage of shares beneficially owned is computed on the basis of 10,481,931 shares of our common stock issued and outstanding as of March 20, 2025. Shares of our common stock that a person has the right to acquire within 60 days of March 20, 2025 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Precision BioSciences, Inc., 302 East Pettigrew Street, Suite A-100, Durham, North Carolina 27701.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Holders of More than 5%:
Readout Capital, LP(1)	932,874	8.9%
Aquilo Capital Management(2)	791,862	7.6%
Lynx1 Capital Advisors LLC(3)	766,051	7.3%
Tang Capital Management(4)	623,332	6.4%
Named Executive Officers and Directors:
Michael Amoroso(5)	152,572	1.4%
Alex Kelly(6)	105,325	1.0%
Jeff Smith(7)	101,907	1.0%
Melinda Brown(8)	19,425	*
Kevin J. Buehler(9)	18,720	*
Stanley R. Frankel, M.D.(10)	11,593	*
Geno Germano(11)	16,523	*
Shari Lisa Piré(12)	11,278	*
All executive officers and directors as a group (9 persons)(13)	478,468	4.5%

*	Represents less than 1%.
(1)
Based solely on information reported on a Schedule 13G filed on March 26, 2025, Readout Capital, LP, Readout Capital GP, LLC, ROC Holdings SPV II, LP, Readout Holdings GP, LLC, and Matthew Smith have shared voting power and shared dispositive power over

Precision BioSciences, Inc.	41	2025 Proxy Statement

720,000 shares of our common stock. Matthew Smith has sole voting power and sole dispositive power over 212,874 shares of our common stock. The business address of each of Readout Capital, LP, Readout Capital GP, LLC, ROC Holdings SPV II, LP, Readout Holdings GP, LLC, and Matthew Smith is 1630 Columbia Road NW, Unit 418, Washington, D.C. 20009.
(2)
Based solely on information reported on a Schedule 13G/A filed on February 14, 2025, Aquilo Capital, L.P. has shared voting power and shared dispositive power over 521,372 shares of our common stock. The 521,372 shares of common stock consist of (a) 312,372 shares of common stock plus (b) 209,000 shares of common stock issuable upon exercise of warrants. Aquilo Capital Management, LLC and Marc Schneidman have shared voting power and shared dispositive power over 791,862 shares of our common stock. The 791,862 shares of common stock consist of (a) 536,376 shares of common stock plus (b) 255,486 shares of common stock issuable upon exercise of warrants. The business address of each of Aquilo Capital, L.P., Aquilo Capital Management, LLC, and Marc Schneidman is One Letterman Drive, Suite D4900, Building D, The Presidio San Francisco, CA 94129.

(3)
Based solely on information reported on a Schedule 13G filed on February 14, 2025, Lynx1 Capital Management LP and Weston Nichols have shared voting power and shared dispositive power over 766,051 shares of our common stock. The business address of each of Lynx1 Capital Management LP and Weston Nichols is 151 Calle de San Francisco Suite 200, PMB 1237 San Juan, PR 00901-1607.

(4)
Based solely on information reported on a Schedule 13G/A filed on November 14, 2024, Tang Capital Management, LLC has shared voting power and shared dispositive power over 623,332 shares of our common stock. Tang Capital Management shares voting and dispositive power over such shares with Tang Capital Partners and Kevin Tang. The address of Tang Capital Management, Kevin Tang and Tang Capital Partners is 4747 Executive Drive, Suite 210, San Diego, CA 92121.

(5)
Consists of (a) 107,087 shares of common stock, (b) 42,068 shares of common stock underlying options exercisable within 60 days of March 20, 2025, and (c) 3,417 shares of common stock underlying restricted stock units vesting within 60 days of March 20, 2025.

(6)	Consists of (a) 86,256 shares of common stock and (b) 19,069 shares of common stock underlying options exercisable within 60 days of March 20, 2025.
(7)	Consists of (a) 95,736 shares of common stock and (b) 6,171 shares of common stock underlying options exercisable within 60 days of March 20, 2025.
(8)	Consists of (a) 7,218 shares of common stock and (b) 12,207 shares of common stock underlying options exercisable within 60 days of March 20, 2025.
(9)	Consists of (a) 8,712 shares of common stock and (b) 10,008 shares of common stock underlying options exercisable within 60 days of March 20, 2025.
(10)	Consists of (a) 4,252 shares of common stock and (b) 7,341 shares of common stock underlying options exercisable within 60 days of March 20, 2025.
(11)	Consists of (a) 7,807 shares of common stock and (b) 8,716 shares of common stock underlying options exercisable within 60 days of March 20, 2025.
(12)	Consists of (a) 4,202 shares of common stock and (b) 7,076 shares of common stock underlying options exercisable within 60 days of March 20, 2025.
(13)
Consists of (a) 346,270 shares of common stock, (b) 128,781 shares of common stock underlying options exercisable within 60 days of March 20, 2025, and (c) 3,417 shares of common stock underlying restricted stock units vesting within 60 days of March 20, 2025.

Precision BioSciences, Inc.	42	2025 Proxy Statement

Delinquent 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership with the Securities and Exchange Commission. Based solely on our review of the copies of such forms received by us, we believe that during the fiscal year ended December 31, 2024, all filing requirements were timely satisfied, except for the Form 4 filings made on May 3, 2024 by Mr. Amoroso, Dr. List, Dr. Smith, Mr. Scimeca, and Mr. Kelly to report the delayed settlement of restricted stock units granted on March 3, 2022, as approved by the compensation committee.
Certain Transactions With Related Persons
Policies and Procedures on Transactions with Related Persons
Our Board of Directors recognizes that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board has adopted a written policy on transactions with related persons, which requires that our audit committee approve or ratify related person transactions required to be disclosed pursuant to Item 404(a) or, if applicable, Item 404(d) of Regulation S-K. Item 404 of Regulation S-K requires disclosure, subject to certain exceptions, of transactions in which we were or are to be a participant and the amount involved exceeds $120,000 (or such other amount as applicable while we remain a smaller reporting company) and in which any “related person” as defined under Item 404(a) of Regulation S-K had or will have a direct or indirect material interest. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest and that no director may participate in the approval of a related person transaction for which he or she is a “related person.” Each of the transactions described below entered into following the adoption of our related person transaction policy was approved in accordance with such policy.
Investors’ Rights Agreement
Prior to our initial public offering (“IPO”), we entered into an amended and restated investors’ rights agreement, as subsequently amended (the “investors’ rights agreement”), that provided rights to several of our holders. These rights generally terminated in connection with our IPO, except for certain registration rights with respect to the registrable securities held by them that survived until the fifth anniversary of our IPO. As previously reported, those party to the investors’ rights agreement include, among others, current and former directors, former executive officers, and former holders of more than 5% of our common stock.
Director and Officer Indemnification and Insurance
We have agreed to indemnify each of our directors and executive officers against certain liabilities, costs and expenses and have purchased directors’ and officers’ liability insurance.
Employment Agreements
We have entered into employment agreements with each of our executive officers, including our named executive officers. For more information regarding the agreements with our named executive officers, see “Executive Compensation—Employment Agreements.”

Precision BioSciences, Inc.	43	2025 Proxy Statement

Stock Options and Restricted Stock Unit Grants to Executive Officers and Directors
We have granted stock options and restricted stock units to our executive officers as more fully described in “Executive Compensation.”
Duke License
In April 2006, we entered into a license agreement (the “Duke License”) with Duke University (“Duke”), pursuant to which Duke granted us an exclusive license (subject to certain exceptions) under certain patents owned by Duke related to certain meganucleases and methods of making such meganucleases. The patents in-licensed by us from Duke pursuant to the Duke License claim inventions created by Dr. Smith and other inventors who are not currently affiliated with us.
Pursuant to Duke’s inventors’ policy, inventors of intellectual property invented at Duke, including Dr. Smith as an inventor of patents licensed to us under the Duke License, are entitled to a portion of the income derived from such inventions. In connection with the Duke License, Dr. Smith received $11,136 and $149,707 from Duke during the years ended December 31, 2024 and December 31, 2023, respectively.
Stockholder Proposals and Director Nominations
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at the 2026 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our General Counsel and Secretary at our offices at 302 East Pettigrew Street, Suite A-100, Durham, North Carolina 27701, in writing not later than December 26, 2025.
Stockholders intending to present a proposal at our 2026 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the one-year anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting no earlier than the close of business on January 28, 2026 and no later than the close of business on February 27, 2026. The notice must contain the information required by our Bylaws. In the event that the date of the 2026 Annual Meeting is more than 30 days before or more than 60 days after May 28, 2026, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2026 Annual Meeting and not later than the close of business of the 90th day prior to the 2026 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
In connection with our solicitation of proxies for our 2025 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.
In addition to satisfying the foregoing requirements under our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19 of the Exchange Act, including sending notice no later than March 30, 2026.

Precision BioSciences, Inc.	44	2025 Proxy Statement

Householding
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting the Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
2024 Annual Report
Our 2024 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders can also access our 2024 Annual Report, including our Annual Report on Form 10-K for 2024, at www.proxyvote.com.
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the General Counsel and Secretary, Precision BioSciences, Inc., 302 East Pettigrew Street, Suite A-100, Durham, North Carolina 27701.
Your vote is important. Please promptly vote your shares by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.
By Order of the Board of Directors
/s/ Dario Scimeca
Dario Scimeca
General Counsel and Secretary
Durham, North Carolina
April 15, 2025

Precision BioSciences, Inc.	45	2025 Proxy Statement

Annex A
CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
PRECISION BIOSCIENCES, INC.
Precision BioSciences, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST: That, at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted recommending and declaring advisable that the Amended and Restated Certificate of Incorporation of the Corporation be amended and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:
RESOLVED, that Article SEVENTH of the Amended and Restated Certificate of Incorporation be, and hereby is, amended and restated in its entirety to read as follows:
“SEVENTH: Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors or officers for breaches of fiduciary duty, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, as applicable, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.”
SECOND: That, at a meeting of stockholders of the Corporation, the aforesaid amendment was duly adopted by the stockholders of the Corporation.
THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its [•] on this [•] day of [•], 2025.

PRECISION BIOSCIENCES, INC.

By:
Name:
Title:

Precision BioSciences, Inc.	A-1	2025 Proxy Statement

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 27, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DTIL2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 27, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V69114-P22268

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRECISION BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class III Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Kevin J. Buehler
02) Share Lisa Piré

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 1 year on the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The Annual Report, Proxy Statement and Notice of Annual Meeting of Stockholders are available at www.proxyvote.com.

V69115-P22268

PRECISION BIOSCIENCES, INC.
Annual Meeting of Stockholders
May 28, 2025 11:00 AM ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) each of Michael Amoroso and Alex Kelly, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PRECISION BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM Eastern Time on May 28, 2025, at www.virtualshareholdermeeting.com/DTIL2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations as indicated on the reverse side, and in the discretion of the proxies with respect to such other matters as may properly come before the Annual Meeting.

Continued and to be signed on reverse side